UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2011

U.S. Wireless Online, Inc.

(Exact name of registrant as specified in its charter)

Wyoming	333-61424	82-0505220
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

1621 Central Ave., Cheyenne, WY, 82001

(Address of Principal Executive Officers) (Zip Code)

Registrant's telephone number, including area code: 647-426-1640

________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 - Financial Information

2.02     Results of Operations and Financial Condition

U.S. Wireless Online, Inc., (The “Company”) has voluntarily disclosed unaudited financials for the following:

Year End December 31, 2011

Year End December 31, 2012

The limited financial statements are strictly for informational purposes and should be viewed in conjunction with other available information about the Company. The Company has not consulted with any Public Company Accounting Oversight Board approved auditors, nor with any accountants regarding either the application of accounting principles to any to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and neither a written report or oral advice was provided to the Company by any auditors or accountants that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue.

 The Company filed Form 15 on March 3, 2010, in accordance with Rule 12g-4(a)(2) of the Securities Exchange Act of 1934. Under Rule 12g-4(a)(2), the Company is not required to file quarterly or annual reports.

Section 9 - Financial Statements and Exhibits

9.01     Financial Statements and Exhibits

No.	Exhibit

99.1	December 31, 2011 Year End Financial Statement
99.2	December 31, 2012 Year End Financial Statement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 17, 2013	By: /s/
Rajesh Babaria, CEO

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